SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
|_| Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

PREMIER ALLIANCE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

□ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PREMIER ALLIANCE GROUP, INC.

4521 Sharon Road, Suite 300

Charlotte, North Carolina 28211

Tel. (704) 521-8077

April 9, 2009

Dear Fellow Shareholder:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Premier Alliance Group, Inc., , to be held at 1:00 p.m. Eastern Daylight Time on May 29, 2009, at our corporate offices located at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

1.	Election of four directors to the Board of Directors;

2.	Approval of our 2008 Stock Incentive Plan;

3. Ratification of the appointment of Scharf Pera & Co. PLLC as our independent auditors; and

4.	Transaction of such other business as may properly come before the meeting or any adjournment.

The official notice of meeting, proxy statement, and proxy card are included with this letter. The matters listed in the notice of meeting are described in detail in the accompanying proxy statement. We are also providing you with a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2008.

Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting.

Very truly yours,

/s/ Mark S. Elliott

Mark S. Elliott

President

PREMIER ALLIANCE GROUP, INC.

4521 Sharon Road, Suite 300

Charlotte, North Carolina 28211

Tel. (704) 521-8077

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Premier Alliance Group, Inc.:

We hereby notify you that the 2009 Annual Meeting of Shareholders of Premier Alliance Group, Inc., a Nevada corporation, will be held on May 29, 2009 at 1:00 p.m. Eastern Daylight Time, at our corporate offices, which are located at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211. This meeting is being held for the following purposes:

1.	to elect four directors to the Board of Directors to hold office for the following year and until their successors are elected;

2.	to approve the 2008 Stock Incentive Plan;

3.	to ratify the appointment of Scharf Pera & Co. PLLC as our independent auditors; and

4.	to transact such other business as may properly come before the meeting or any adjournments.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. We have not received notice of other matters that may be properly presented at the annual meeting.

Only shareholders of record at the close of business on April 3, 2009 will be entitled to vote at the meeting and any adjournment. You may examine a list of the shareholders of record as of the close of business on April 6, 2009, for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at our corporate offices, which are located at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

YOUR VOTE IS IMPORTANT

Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the annual meeting in person.  If you hold your shares in your name as a registered holder and not through a bank or brokerage firm, you may submit your vote in person.  The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, phone, or mail.

.

By order of the Board of Directors

/s/ Mark S. Elliott
Mark S. Elliott President
Charlotte, North Carolina

April 9, 2009

PREMIER ALLIANCE GROUP, INC.

4521 Sharon Road, Suite 300

Charlotte, North Carolina 28211

Tel. (704) 521-8077

PROXY STATEMENT

GENERAL INFORMATION

Our Board of Directors solicits your proxy for the 2009 Annual Meeting of Shareholders of Premier Alliance Group, Inc., to be held at 1:00 p.m. Eastern Daylight Time on May 29, 2009, at our corporate offices, 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211, and at any postponements and adjournments thereof, for the purposes sets forth in the “Notice of Annual Meeting of Shareholders.”

The notice of annual meeting, proxy statement, and proxy card are being mailed to shareholders on or about April 16, 2009. We will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by our directors, officers, and employees. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

Record Date and Stock Ownership.  Only shareholders of record at the close of business on April 3, 2009 will be entitled to vote at the annual meeting. The majority of the shares of common stock outstanding on the record date must be present in person or by proxy to have a quorum. We had 5,867,945 outstanding shares of common stock as of the record date.

Submitting and Revoking Your Proxy.  If you complete and submit your proxy, the persons named as proxies will follow your instructions.  If you submit your proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares as follows:

•	FOR the election of the director nominees as set forth in “Proposal 1: Election of Directors.”

•	FOR the approval of our 2008 Stock Incentive Plan as set forth in “Proposal 2: Approval of 2008 Stock Incentive Plan.

•
FOR the ratification of the appointment of Scharf Pera & Co, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2009 as set forth in “Proposal 3: Ratification of Independent Registered Public Accounting Firm.”

In addition, if other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.  We have not received notice of other matters that may be properly presented for voting at the annual meeting.

Your shareholder vote is important.  Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the annual meeting in person.  If you hold your shares in your name as a registered holder and not through a bank or brokerage firm, you may submit your vote in person.  The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, phone, or mail.

If you are a registered holder, you may revoke your proxy at any time before the annual meeting by submitting a later-dated proxy, voting in person at the annual meeting, or by delivering instructions to our Corporate Secretary before the annual meeting.  If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.

Quorum Requirement.  The holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at the annual meeting of shareholders for the transaction of any business.

Votes Required to Adopt Proposals.  Each share of our common stock outstanding on the record date is entitled to one vote on each of the four director nominees and one vote on each other matter.  Directors receiving the plurality of votes cast will be elected (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee).  The approval of the 2008 Stock Incentive Plan and the ratification of the appointment of Scharf Pera & Co., PLLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2009 require the affirmative vote of the majority of the shares of common stock present or represented by proxy with respect to each such proposal.

Shares of common stock not present at the meeting and shares voting “abstain” have no effect on the election of directors.  For the proposals approving our 2008 Stock Incentive Plan and ratifying the independent registered public accounting firm, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Broker non-votes on a proposal (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed present or represented for determining whether stockholders have approved that proposal.  Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on the proposal to approve the 2008 Stock Incentive Plan.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 SHAREHOLDER MEETING ON MAY 29, 2009. OUR PROXY STATEMENT AND 2008 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT:
http://www.cstproxy.com/premieralliance/2009

PROPOSALS TO BE VOTED ON

PROPOSAL 1:  ELECTION OF DIRECTORS

Our nominees for the election of directors at the annual meeting include one independent director, as defined by the Nasdaq Marketplace Rules, and three members of our senior management.  Stockholders elect all directors annually.  At the recommendation of the Nominating Committee, the Board of Directors has selected the nominees to serve as directors for the one-year term beginning at the annual meeting on May 29, 2009, or until their successors, if any, are elected or appointed.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section.  If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy.  Alternatively, the Board may reduce the size of the Board.  We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

The Board recommends that you vote your shares “FOR” each of these nominees.

THE NOMINEES

Name	Age	Position	Director Since
Gregory C. Morris	48	Director	2008
Mark S. Elliott	48	President, director	2004
Kevin J. Hasenfus	51	Executive vice president, director	2004
Robert N. Yearwood	60	Executive vice president, director	2004

INFORMATION ABOUT THE NOMINEES

None of our directors or executive officers is related to any other director or executive officer, and none of our directors or executive officers holds any directorships in any other public company.  Mr. Morris is an independent director as defined by the Nasdaq Marketplace Rules.

Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

GREGORY C. MORRIS has worked in positions involving finance, investments, benefits and risk management for more than 25 years.  Mr. Morris is currently the Senior Director over Benefits and Risk Management for Lance Inc. (a NASDAQ listed company with revenue over $760 million) and has functioned in that role since April 2000.   Mr. Morris is responsible for all aspects of the group benefits program, as well as the qualified and non-qualified retirement plans. The retirement plans have total assets of over $180 million.  He is responsible for the risk management program, which includes coverage for property, auto, general liability, workers compensation, employment practices, executive protection, and product recall.  Mr. Morris is the Chairman of the Risk Management Committee, which consists of members from the Human Resources and Finance Departments.  He also chairs the Business Continuity Plan Steering Committee that is responsible for the disaster recovery plan and emergency response plans for all manufacturing sites. He is a Member of the Corporate Mergers & Acquisitions team.  Mr. Morris has served on the board for the Second Harvest Food Bank since July 2001, has been an executive committee member and is currently Vice Chairman of that Board.  Mr. Morris currently serves as the Chairman on the audit committee for Premier Alliance Group.

MARK S. ELLIOTT has been in the technology industry for more than 25 years. In that time, Mr. Elliott has worked with such Fortune 500 companies as JC Penney and First Union National Bank, as well as for a number of consulting organizations. He has held positions ranging from application developer, systems specialist, and project manager, to sales and senior management roles. Mr. Elliott moved into the consulting arena as a regional specialist and eventually moved into management as a technical director for Contract Data Services (acquired by Vanstar and subsequently acquired by Inacom). This position, which he held for five years, involved all aspects of the business from staff management, sales effort and strategy, to managing the profitability of the branch. In this capacity he was a partner responsible for developing a branch into a top service provider throughout North Carolina and South Carolina and servicing Fortune 500 companies such as First Union, Bank of America, MCI, Royal and SunAlliance. Mr. Elliott was an original founder of Old Premier (the predecessor to Premier) and was responsible for day-to-day operational aspects. He currently serves as President of Premier Alliance Group.  Mr. Elliott has had financial reporting and processing responsibilities within Premier Alliance Group for over 10 years, is adept at analyzing and evaluating financial statements, understands internal controls over financial reporting and processing and has worked closely with external auditors and CPA’s over the past 10 years. Mr. Elliott has been employed by Premier since 1995.

KEVIN J. HASENFUS has 25 years of professional information-technology experience. He started his career as a programmer, systems analyst, and project manager at major energy and financial institutions. Subsequently he served as a product manager in the treasury management department of a large financial institution, where he was accountable for the strategic planning and implementation of the online banking system for large corporate customers. In 1990, he was named as a marketing director for a southeast-region information-technology services company and was responsible for all sales and marketing activity in a defined territory.  He was one of the founding partners of Old Premier (the predecessor to Premier) and operated as the Chairman until November 2004. He currently is an Executive Vice President in Premier Alliance Group.  Mr. Hasenfus received a Bachelor of Science degree from Virginia Tech. He was valedictorian of his class at Airco Computer Learning Center. He has held various positions in the Association of Systems Management, Goodwill Industries Computer Training Program for the Handicapped, and the United Way.  .  Mr. Hasenfus has been employed by Premier since 1995.

ROBERT N. YEARWOOD has been in the technology industry for more than 30 years. Mr. Yearwood served as president of Old Premier (the predecessor to Premier) from 1999 until November 2004. Prior to this, Mr. Yearwood was founder and president of Software Data Services, Inc. (“SDS”) from March 1988 until May 1999. In this capacity he grew the company from conception to approximately $9 million in annual sales. His responsibilities included sales, recruiting management, sales management, and directing overall business development efforts. Prior to forming SDS, Mr. Yearwood worked with three large regional consulting organizations in progressively responsible positions beginning with a sales position at Applied Management Systems (now known at CTG) to branch manager at Systems and Programming Consultants (now known as Compuware) and finally director of marketing at Metro Information Services (now known as Keane). Mr. Yearwood gained his initial technology experience by spending seven years in the field as a programmer and programmer/analyst.  .  Mr. Yearwood is currently an Executive Vice President in Premier Alliance Group.  Mr. Yearwood has been employed by Premier since 1999.

INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is responsible for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm.  The Committee’s job is one of oversight.  Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. It is the Committee’s responsibility to monitor and review these processes. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews. Therefore, the Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the representations of the independent registered public accounting firm included in their report on the Company’s financial statements.

The Board has determined that Mr. Morris meets the SEC’s qualifications to be an “audit committee financial expert,” including meeting the relevant definition of an “independent director.”  Under the rules of the SEC, the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Directors in the absence of such designation or identification.  The Board of Directors has determined that all members of the audit committee are financially literate and experienced in business matters and are capable of (1) understanding generally accepted accounting principles (“GAAP”) and financial statements, (2) assessing the general application of GAAP principles in connection with our accounting for estimates, accruals and reserves, (3) analyzing and evaluating our financial statements, (4) understanding our internal controls and procedures for financial reporting, and (5) understanding audit committee functions.

The report of the Audit Committee for fiscal year 2008 can be found below under the heading “Proposal Two: Ratification of Appointment of Independent Auditors.”  The Audit Committee operates under a written charter adopted by the Board of Directors.  A copy of the charter is available on our website, www.premieralliance.com.

Compensation Committee

The Compensation Committee has authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock option plans, including reviewing, amending, and granting stock options to our executive officers and key employees.  Currently, our Board acts as the Compensation Committee, and our only independent Board member is Gregory Morris.  Accordingly, our executive officers are involved in compensation decisions.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website, www.premieralliance.com.

Nominating Committee

The Nominating Committee establishes procedures for the nomination process, makes recommendations to the Board regarding the size and composition of the Board, and nominates officers for election by the Board. Our Board of Directors currently acts as our Nominating Committee.

The Nominating Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. This assessment includes understanding of and experience in business and technology consulting companies and finance experience.  The Committee reviews these factors, and others considered useful by the Committee, in the context of an assessment of the perceived needs of the Board at a particular point in time.  As a result, the priorities and emphasis of the committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective Board members.

Consideration of new Board candidates typically involves a series of internal discussions, review of information concerning candidates, and interviews with selected candidates. Board members or executive officers typically suggest candidates for nomination to the Board.  In 2008, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board candidates.  The Committee considers candidates proposed by shareholders and evaluates them using the same criteria as for other candidates.  A shareholder seeking to recommend a prospective nominee for the Committee’s consideration must do so by giving notice in writing to Chairman of the Nominating Committee, Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of Premier Alliance Group shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of our company if elected.

The Nominating Committee met one time during 2008.  The Nominating Committee operates under a written charter, a copy of which is available on our website, www.premieralliance.com.

Attendance at Board, Committee and Annual Shareholders’ Meetings.  The Board held one meeting and acted by written consent once in 2008.  The Audit Committee met two times, the Compensation Committee met two times and the Nominating Committee met once during 2008.  We expect each director to attend every meeting of the Board and the committees on which he serves.  All directors attended at least 75% of the meetings of the Board and the committees on which they served in 2008 during the time in which they were appointed to the Board and the respective committees.  We encourage each of the directors to attend the annual meeting of stockholders.

Director Independence.  Only one of our directors, Gregory C. Morris, is a non-employee director and qualifies as “independent” in accordance with the published listing requirements of NASDAQ.  Messrs. Elliott, Hasenfus and Yearwood do not qualify as independent because they are Premier Alliance Group employees.  The NASDAQ rules have both objective tests and a subjective test for determining who is an “independent director.”  The objective tests state, for example, that a director is not considered independent if he or she is an employee of the Company or is a partner in or executive officer of an entity to which the Company made, or from which the Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year.  The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Corporate Code of Ethics.  The Board is committed to legal and ethical conduct in fulfilling its responsibilities.  The Board expects all directors, as well as officers and employees, to act ethically at all times.  Additionally, the Board expects the Chief Executive Officer, the Chief Financial Officer, and all senior financial and accounting officials to adhere to the Company’s Code of Ethics.  The Code of Ethics is posted on our Internet website at www.premieralliance.com.  A copy of our Code of Ethics is available free of charge by contacting us at (704) 521-8077.

Communications from Shareholders to the Board.  The Board recommends that shareholders initiate any communication with the Board in writing and send it to the attention of our Corporate Secretary by mail to Board of Directors, Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211 or by e-mail to investor@premieralliance.com.  This process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The Board has instructed our Corporate Secretary to review such correspondence and, in his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16 of the Exchange Act, our directors and executive officers and beneficial owners of more than 10% of any class of our equity securities are required to file certain reports, within specified time periods, indicating their holdings of and transactions in any class of equity securities and derivative securities.  Based solely on a review of any such reports provided to us and written representations from such persons regarding the necessity to file any such reports, Messrs. Elliott, Hasenfus, and Yearwood failed to timely file Forms 4 in connection with their stock option grants in May 2008.  These reports have since been filed.  Other than these reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2008.

DIRECTOR COMPENSATION

We do not currently compensate our directors.  Whereas we may in the future compensate non-employee directors, we anticipate that we will not compensate employee directors for their services.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors is charged with administering our executive compensation programs. The Compensation Committee evaluates the performance and, based on such evaluation, sets the compensation of our CEO and other executive officers and administers our equity compensation plans.

Executive Compensation Policy

The objectives of our executive compensation programs are to:
•
Attract, retain and motivate key executive personnel who possess the skills and qualities to perform successfully in the business and technology consulting industries and achieve our objective of maximizing stockholder value;

•	Closely align the interests of our executives with those of our stockholders;
•	Provide a total compensation opportunity that is competitive with our market for executive talent; and
•
Align our executives’ compensation to our Company’s operating performance with performance-based compensation that will provide actual compensation above the market median when the Company delivers strong financial performance and below the market median when performance is not strong.

While we compete for talent with companies across all industries and sectors, we primarily focus on professional services companies in the business and technology consulting industries.  While we often compete for talent outside this market, these companies define our market for compensation purposes. The Compensation Committee reviews data from these companies, along with other data as it deems appropriate, to determine market compensation levels from time to time and also can seek advice from outside compensation consultants.

Compensation Components

The Compensation Committee primarily uses a combination of base salary, discretionary bonuses and long-term incentive programs to compensate our executive officers. Each element aligns the interests of our executive officers with the interests of our stockholders by focusing on both our short-term and long-term performance.

Base Salaries. We are committed to retaining talented executives capable of diverse responsibilities and, as a result, believe base salaries for executives should be maintained at rates at or slightly ahead of market rates. The Compensation Committee assesses base salaries for each position, based on the value of the individual’s experience, performance and/or specific skill set, in the ordinary course of business, but generally not less than once each year as part of our budget determination process. Other than market adjustments that may be required from time to time, the Compensation Committee believes annual merit percentage increases for executives, if any, should generally not exceed, in any year, the average merit increase percentage earned by our non-executives. The base salaries received by the executive team have not been adjusted in 2008.

Discretionary Annual Bonuses. The Compensation Committee has the authority to award discretionary annual cash or share bonuses to our executive officers based on individual and Company performance. We believe these bonuses are an important tool in motivating and rewarding the performance of our executive officers. Performance-based cash incentive compensation is expected to be paid to our executive officers based on individual and/or overall performance standards.  No discretionary bonuses for the executive management team were issued in 2008.

Long-Term Incentives. The Compensation Committee also believes that a portion of each executive’s annual total compensation should be a long-term incentive, both to align each executive with the interests of our stockholders and also to provide a retention incentive.  The Compensation Committee approved our 2008 Stock Incentive Plan in May 2008.   The Plan is described in more detail under “Proposal 2: Approve 2008 Stock Incentive Plan” below.  It is our goal to assess and issue the executives equity grants periodically as a mechanism to reward performance while creating strong retention incentives.  The 2008 executive grants were approved and issued in May 2008 and are detailed below in the Summary of Compensation Table.

The following table sets forth the annual compensation paid to our executives for the fiscal year ended December 31, 2008. Each of our officers assumed their positions on November 5, 2004.

SUMMARY OF COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus($)	Option Awards (1)	Other Compensation (2)	Total Compensation
Mark S. Elliott President	2008	$180,000	0	$16,900	$3,660	$200,560
	2007	$180,000	0		$3,562

Robert. N Yearwood Exec Vice President	2008	$180,000	0	$16,900	$10,800	$207,700
	2007	$180,000	0		$10,800

Kevin J. Hasenfus Exec Vice President	2008	$180,000	0	$16,900	$10,800	$207,700
	2007	$180,000	0		$10,800

1)
Stock option grants of 200,000 shares for each executive were issued in May 2008 at an exercise price of $0.75 per share and expire on May 16, 2018.  The trading price when issued was $0.55 per OTC BB.  The Black Scholes valuation method determined a valuation price of $0.0845.   Volatility of 5.32%, a risk rate of 4.57% and a 0 dividend yield were used.

2)	The amount under “Other Compensation” represents a car allowance or allocations.

EMPLOYMENT CONTRACTS

We do not have employment agreements with any of our employees.

DESCRIPTION OF BENEFIT PLANS

2008 Stock Incentive Plan

In May 2008, our Board of Directors adopted the 2008 Stock Incentive Plan, which became effective as of May 16, 2008.  As of March 30, 2009, options to purchase 600,000 shares of our common stock were outstanding.  As of March 30, 2008, 9,400,000 shares of our common stock remained authorized for issuance and are reserved for future grants.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Mark Elliott	200,000.75				5/2018
Kevin Hasenfus	200,000.75				5/2018
Robert Yearwood	200,000.75				5/2018

LIMITS ON LIABILITY AND INDEMNIFICATION

We provide Directors and Officers insurance for our current directors and officers.

Our articles of incorporation eliminate the personal liability of our directors to the fullest extent permitted by law. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law.  We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties.  Insofar as indemnification for liabilities under the Securities Act may be permitted to our directors, officers, and controlling persons under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 26, 2009, with respect to the beneficial ownership of our outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws. And unless otherwise indicated, the address of each person is care of Premier Alliance Group, Inc., 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211.

Name	Number of Shares Beneficially Owned (1)	Class of Stock	Ownership Percentage
Mark S. Elliott (2)	846,016	Common	13.9%
Robert N. Yearwood (2)	1,802,119	Common	29.7%
Kevin J. Hasenfus (2)	1,492,031	Common	24.6%
Gregory C. Morris
All directors and officers as a group (4 persons)	4,140,166	Common	64.1%
Richard C. Siskey	981,944	Common	16.7%
Vicki Morse	646,016	Common	11.0%
Steven Bayern (3)	317,763	Common	5.0%
Patrick Kolenik (3)	317,762	Common	5.0%

(1)  Except as otherwise indicated, each of the shareholders listed above has sole voting and investment power over the shares beneficially owned.  For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock they have the right to acquire within 60 days of March 26, 2009.  When computing beneficial ownership percentages, shares of common stock that may be acquired within 60 days are considered outstanding for that holder only, not for any other holder.  The number and percentage of shares beneficially owned are based on 5,867,945 shares of common stock issued and outstanding as of March 20, 2009.

(2)   Includes 200,000 shares issuable upon exercise of a stock option held each by Mark Elliott, Kevin Hasenfus, and Robert Yearwood.   These options were granted in May 2008 and expire May 2018.

(3)  Represents (a) 95,595 shares of common stock; (b) 144,646 shares of common stock issuaable upon exercise of stock option held by Cyndel & Co., Inc., a company controlled by Mr. Bayern and Patrick Kolenik.  Messrs. Bayern and Kolenik share voting and investment powers for Cyndel.  Accordingly, 144,646 of the 289,291 shares issuable upon exercise of the stock option held by Cyndel are deemed beneficially owned each by Mr. Bayern and Mr. Kolenik; and (c) 155,044 shares issuable upon conversion of Class A preferred stock held by Huntington Laurel Partners LP, of which Mr. Bayern and Mr. Kolenik are General Partners.  Accordingly, 77,522 of the shares issuable upon conversion of the Class A preferred stock held by Huntington Laurel are deemed beneficially owned each by Mr. Bayern and Mr. Kolenik.  Mr. Bayern and Kolenik disclaim beneficial ownership to the Huntington Laurel shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

We own life insurance policies on the life of each of Mark. S Elliott, Kevin J. Hasenfus, and Robert N. Yearwood, each policy having a face amount of $3,000,000. These policies were purchased by Premier Alliance Group, Inc., the North Carolina corporation we acquired in a share exchange effective November 5, 2004. The policies were purchased to fund the repurchase of shares contemplated by a shareholders agreement; that agreement was terminated on our acquisition of the North Carolina. We elected to maintain the policies in order to provide a benefit and an incentive to the employees in question.

An agreement with each of the employees relating to these policies provides that we retain ownership of the policy and are required to pay all scheduled monthly premiums and take all other actions necessary to maintain the policy in force, all until the earliest to occur of death of the employee, termination of the employee’s employment, purchase of the policy by the employee, or our termination of the agreement. We have the right to terminate the agreement at any time in our sole discretion on at least 60 days’ prior notice. If the employee dies at any time while we still own the policy, we are required to pay the employee’s designated beneficiary an annual survivor’s benefit of $300,000 per year for ten consecutive years.

PROPOSAL 2:  APPROVE 2008 STOCK INCENTIVE PLAN

Our Board of Directors believes that our future growth and success will depend, in large part, upon our ability to attract, motivate and retain competitively superior key employees and consultants and highly qualified directors.  Our Board also believes that stock option and other equity incentive grants have been, and will continue to be, an important element in achieving this goal by furthering an alignment of the participants’ interests with those of our stockholders, thereby promoting our long-term growth and profitability.  Accordingly, our Board has unanimously adopted, subject to stockholder approval of this proposal, the 2008 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to advance the interests of the Company by encouraging and enabling the acquisition of a larger proprietary interest by our employees, directors and consultants, and by providing these persons with incentives to put forth maximum efforts for the success of our business.   Our Board of Directors recommends that you vote your shares FOR approval of the 2008 Stock Incentive Plan.

The following summary of the Plan is qualified in its entirety by reference to the text of the plan, a copy of which is attached as Annex A to this proxy statement.

Types of Awards; Shares Available

The Plan authorizes grants of stock options and restricted stock of up to 10,000,000 shares of our common stock, and includes customary anti-dilution provisions.

Term

Awards may be made through May 16, 2018, so long as, in the case of stock-based awards, authorized shares are available for issuance.  All Plan awards made prior to the annual meeting are contingent on shareholder approval of the Plan

Administration and Participants

The Compensation Committee will administer the Plan.  The Committee will have full discretionary authority in interpreting the terms of the Plan and of individual award agreements under the Plan.

Grants under the Plan may be made to key employees, directors and consultants of the Company or any of its subsidiaries, as selected by the Compensation Committee.  The Compensation Committee will also determine the actual share numbers and other amounts and exercise/purchase prices for all grants under the Plan, except that the aggregate Fair Market Value (determined at the time the Option is granted) of the common stock with respect to which an incentive stock option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any subsidiary of the Company) shall not exceed $100,000.  The foregoing limitation shall be modified from time to time to reflect any changes in Section 422 of the Internal Revenue Code and any regulations promulgated thereunder setting forth such limitations.

Awards

The Compensation Committee may in its discretion require consideration for the grant of awards under the Plan.

Stock options. Options awarded under the Plan may be incentive stock options (intended to qualify as such under Section 422 of the Internal Revenue Code) or non-qualified options, or a combination of both, as determined by the Compensation Committee.  The Compensation Committee will also determine the exercise price for all options granted under the Plan, except that the exercise price for incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The fair market value of our common stock on May 16, 2008, based on its closing bid price on the OTC Bulletin Board, was $0.55.

Options awarded under the Plan may be exercised by delivery of cash, check or shares of our common stock held by the option holder for at least six months, or by any other methods permitted by the Compensation Committee.

In each case, the Company may make payment to the holder in cash, shares of our common stock, or a combination of both.

Restricted stock awards. Shares of common stock awarded as restricted stock under the Plan will be subject to transfer restrictions and risk of forfeiture, as the Compensation Committee determines at the time of grant, until specified conditions are met.  These conditions may be based on continuing employment, achievement of pre-established performance objectives, or both.  Until the restrictions set by the Compensation Committee lapse or are satisfied, the restricted stock may not be transferred by any means.

The Company will retain possession of the certificates representing shares of restricted stock with respect to which the restrictions have not lapsed or been satisfied.  Notwithstanding retention of the certificates by the Company, the participant in whose name any certificate is issued will have all rights of a stockholder of the Company, including dividend and voting rights.  However, the Company will retain all dividends for the participant’s account until the restrictions on the shares have lapsed or been satisfied.

Duration of Awards; Vesting; Termination of Employment

Following a termination of employment, vested options must be exercised within three months (12 months in the case of death or disability), except that options terminate immediately upon a termination for cause as defined in the relevant participant’s employment agreement, or as determined in the discretion of the Compensation Committee if no employment agreement exists. Any non-vested option or other awards issued under the Plan will be forfeited upon any termination, subject to the Compensation Committee’s discretion to determine otherwise. The Compensation Committee will retain the discretion to extend the post-employment exercise period of an option and to accelerate vesting of awards under the Plan.

Transferability

Incentive stock options are transferable only by will or the laws of descent and distribution. In its discretion, the Compensation Committee may authorize the initial holder of any non-qualified option to transfer the option to any of the following:
•	the employees guardian; or
•	legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

Business Combinations and Changes in Capital Structure

In the event of certain business combination transactions affecting the Company, awards under the Plan will be treated as follows, in each case unless such awards are assumed by the surviving entity:
•
all outstanding stock options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such stock option shall remain  exercisable in full thereafter until it expires pursuant to its terms; and

•	all restrictions and deferral limitations contained in restricted stock awards granted under the Plan shall lapse.

These rules apply in the event of a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, or a merger or consolidation in which the outstanding voting stock of the Company does not continue to represent more than 50% of the combined voting stock of the Company or the surviving entity, or upon a spin-off or reverse spin-off by the Company, or a sale of all or substantially all of the assets of the Company.

In the event of any other change in the corporate structure or outstanding common stock of the Company, the Compensation Committee has the discretion to prevent dilution by making equitable adjustments to the number of shares or class of shares available under the Plan, or to any outstanding incentive awards.

Amendment

Our board and the Compensation Committee may at any time terminate or modify the terms of the Plan, except that the consent of affected award holders is required to terminate or modify outstanding awards or terms of the Plan that affect outstanding awards. In addition, stockholder approval is required for any amendment that would increase the number of shares of our common stock available for issuance under the Plan or the number of options that may be granted to any individual during a calendar year, or that would change the class of persons eligible to receive awards under the plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITORS

Scharf Pera has been our principal accounting firm since December 2004.  Our Board of Directors recommends that you vote your shares FOR ratification of selection of Scharf Pera & Co. PLLC as our independent auditors for the 2009 fiscal year.

We do not anticipate that representatives of Scharf Pera & Co. PLLC will attend the annual meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the U.S., their judgments as to the quality, not just the acceptability, of our accounting principles, and such other matters as are required to be discussed with the committee under auditing standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with our independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Audit Fees and All Other Fees

Fees for the annual audit services totaled approximately $21,283 in fiscal year 2008 and approximately $21,920 in fiscal year 2007.  During fiscal year 2008 we incurred other audit-related fees and tax fees of $9,431 related to work performed by our independent auditors, but incurred no other fees related to work performed by our independent auditors. The audit-related fees were incurred in connection with our filing of quarterly financial statements and any other required financial filing that we are required to file in the year.

Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services.

Consistent with the Sarbanes-Oxley Act and the SEC regulations promulgated thereunder, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be performed by our independent auditors.

Respectfully submitted March 21, 2009, by the members of the audit committee.

Gregory C. Morris, Mark S. Elliott, Kevin J. Hasenfus, Robert N. Yearwood

***

OTHER MATTERS

The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By order of the Board of Directors

/s/ Mark S. Elliott
Mark S. Elliott President

Dated: March 30, 2009

Annex A

PREMIER ALLIANCE GROUP, INC.
2008 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of the 2008 Stock Incentive Plan (the "Plan") is to provide a method whereby selected key employees, selected key consultants, professionals and non-employee directors of Premier Alliance Group, Inc. (the "Company") may have the opportunity to invest in shares of the Company's common stock (the "Common Stock" or "Shares"), thereby giving them a proprietary and vested interest in the growth and performance of the Company, and in general, generating an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders.  Further, the Plan is designed to enhance the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends.

2.	Administration

The Plan shall be administered by the Company's Board of Directors (the “Board") or, if so designated by resolution of the Board, by a Committee composed of not less than two individuals (the "Committee").  From time to time the Board or the Committee, if so designated, may grant stock options ("Stock Options" or "Options") and restricted stock (“Restricted Stock”) to such eligible parties and for such number of Shares as it in its sole discretion may determine.  A grant in any year to an eligible Employee (as defined in Section 3 below) shall neither guarantee nor preclude a grant to such Employee in subsequent years.  Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the Option and Restricted Stock agreements described in Sections 5(i) and 6(b)(iv) hereof, and to make all other determinations necessary or advisable for the administration of the Plan.  The Board or the Committee, if so designated, may correct any defect, supply any omissions or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem desirable.   The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive.  The validity, construction, and effect of Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada.

3.	Eligibility

The class of employees eligible to participate under the Plan shall include, employees, key consultants or professionals and non-employee directors of the Company (collectively and individually, "Employees").  Nothing in the Plan or in any agreement thereunder shall confer any right on an Employee to continue in the employ of the Company or shall interfere in any way with the right of the Company or its subsidiaries, as the case may be, to terminate his employment at any time.

4.	Shares Subject to the Plan

Subject to adjustment as provided in Section 7, an aggregate of 10,000,000 shares of Common Stock shall be available for issuance under the Plan.  The shares of Common Stock deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Company, including Shares purchased in the open market or in private transactions.  If any shares of Common Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Common Stock that are subject to any Restricted Stock award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

5.	Stock Options

The Board or the Committee, if so designated, may from time to time after consultation with management select Employees to whom Stock Options shall be granted.  The Options granted may be incentive Stock Options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code"), or non-statutory Stock Options ("Non-statutory Stock Options"), whichever the Board or the Committee shall determine, subject to the following terms and conditions:

(a)
Price.  The purchase price per share of Common Stock deliverable upon exercise of each Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted.  Provided, however, that if an Incentive Stock Option is issued to an individual who owns, at the time of grant, more than ten percent (10%) of the total combined voting power of all classes of the Company's Common Stock, the exercise price of such Option shall be at least 110% of the Fair Market Value of the Common Stock on the date of grant and the term of the Option shall not exceed five years from the date of grant.  The Option price of Shares subject to Non-statutory Stock Options shall be determined by the Board or Committee, if so designated, in its absolute discretion at the time of grant of such Option, provided that such price shall not be less than 85% of the Fair Market Value of the Common Stock at the time of grant.  For purposes of this Plan, Fair Market Value shall be the average of the closing bid and ask prices for the Common Stock on the date in question.

(b)
Payment.  Options may be exercised only upon payment of the purchase price thereof in full.  Such payment shall be made in such form of consideration as the Board or Committee determines and may vary for each Option.  Payment may consist of cash, check, notes, delivery of shares of Common Stock having a Fair Market Value (as defined below) on the date of surrender equal to the aggregate exercise price, or any combination of such methods or other means of payment permitted under Nevada law.

(c)
Alternative Settlement of Option.   Upon the receipt of written notice of exercise, the Board or the Committee may elect to settle all or part of any Stock Option by paying to the Optionee an amount, in cash or Common Stock  (valued at Fair Market Value on the date of exercise as defined below), equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Option exercise price, multiplied by the number of shares of Common Stock with respect to which the Optionee proposes to exercise the Option.   Any such settlements that relate to Options that are held by Optionees who are subject to Section 16(b) of the Securities Exchange Act of 1934 (“Exchange Act”) shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable and with such other conditions as the Board or Committee may impose.

(i)
Fair Market Value shall mean:  (a) if the Stock is listed on a national securities exchange or quoted on FINRA’s Automated Quotation System  ("NASDAQ"), the last sale price of a share of Common Stock on the last preceding day on which the Common Stock was traded, as reported by such exchange or NASDAQ, or on a composite tape reflecting transactions on such exchange or by NASDAQ, as the case may be; (b) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is traded in the  over-the-counter market, the average of the high bid and asked prices for a share of Common Stock on the last preceding day for which such quotations are reported; and (c) if the fair market value of a share of Common Stock cannot be  determined  pursuant to clause (a) or (b) above, such price as the Board of Directors or the Committee shall determine, which determination shall be conclusive as to the Fair Market Value of the Common Stock.

(d)
Term of Options.  The term during which each Option may be exercised shall be determined by the Board or the Committee, if so designated, provided that an Incentive Stock Option shall not be exercisable in whole or in part more than 10 years from the date it is granted.  All rights to purchase Common Stock pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or the Committee.

The Board or the Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments.  The Shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, except that the exercise of Incentive Stock Options shall be further restricted as set forth herein.  The Board or the Committee may, in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part, provided that no Incentive Stock Option shall be exercisable until one year after grant.

(e)
Limitations on Grants.  The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any subsidiary of the Company) shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in Section 422 of the Code and any regulations promulgated thereunder setting forth such limitations.

(f)	Termination of Employment.

(i)
If the employment of an Employee by the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the Employee or for cause by the Company, then his Option shall expire forthwith.  Except as provided in Section 5(f)(ii) and (iii), if such employment shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of Section 5(f)(iv).  For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a Corporation (or subsidiary or parent corporation of the Company) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

(ii)
If the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee director for, the Company or a subsidiary corporation of the Company, or (b) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee director, or for cause, then such Option may, subject to the provisions of Section 5(f)(iv), be exercised by the estate of the employee or non-employee director or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee director at any time within the earlier of one year after such death or the date of expiration of the Option

(iii)
If the holder of Option under the Plan ceases employment because of permanent or total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of Section 5(f)(iv), be exercised at any time within one year after his termination of employment due to disability.

(iv)
An Option may not be exercised pursuant to this Section 5(f), except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.  For purpose of this Section 5(f), the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

(g)
Nontransferability of Options.  No Option shall be transferable by a Holder otherwise than by will or the laws of descent and distribution, and during the lifetime of the Employee to whom an Option is granted it may be exercised only by the employee, his guardian or legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

(h)
Listing and Registration.  Each Option shall be subject to the requirement that if at any time the Board or the Committee, if so designated, shall determine, in its discretion, the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee.

(i)
Option Agreement.  Each Employee to whom an Option is granted shall enter into an agreement with the Company which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board or the Committee, if so designated.

(j)
Withholding.  Prior to the delivery of certificates for shares of Common Stock, the Company or a subsidiary shall have the right to require a payment from an Employee to cover any applicable withholding or other employment taxes due upon the exercise of an Option.  An Optionee may make such payment either (i) in cash, (ii) by authorizing the Company to withhold a portion of the stock otherwise issuable to the Optionee, (iii) by delivering already-owned Common Stock, or (iv) by any combination of these means.

6.	Restricted Stock Awards

(a)
Grant and Exercise.   Shares of restricted stock (“Restricted Stock”) may be issued either alone or in addition to or in tandem with other awards granted under this Plan.  The Board or Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.  The Board or Committee may condition the grant of Restricted Stock upon the attainment of specified performance objectives or such other factors as the Board or the Committee may determine.

(b)	Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)
Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded.  During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in this Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below.  Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with this Plan and the applicable Restricted Stock agreement.

(ii)
Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if necessary) to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable.  The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting  requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distribution as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee with respect to any Restricted Stock and Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)
Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested.  Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)	Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

7.	Adjustment of and Changes in Common Stock

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitutions or adjustments shall be made in the (A) aggregate number and kind of shares reserved for issuance under this Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under this Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under this Plan, as may be determined to be appropriate  by the Board or the Committee in its sole  discretion, in order to prevent dilution or enlargement of rights; provided,  however, that the number of shares subject to any award shall always be a whole number.  Such adjusted exercise price shall also be used to determine the amount which is payable to the Optionee upon the exercise by the Board or the Committee of the alternative settlement right which is set forth in Section 5(c) herein.

8.	Change of Control Provisions

(a)	A "Change of Control" shall be deemed to have occurred on the tenth day after:

(i)
any individual, entity or group (as defined in Section 13(d)(3) of the Exchange  Act),  becomes, directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3  promulgated under the Exchange Act) of more than 25% of the then outstanding shares of the Company's  capital stock entitled to vote generally in the election of directors of the Company; or

(ii)
the  commencement  of, or the first public  announcement  of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section14(d)(1) of the  Exchange  Act for any class of the Company's capital stock; or

(iii)
the  stockholders of the Company approve (A) a definitive agreement for the merger or other business combination  of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to the transaction do not own,  immediately after the transaction,  more than 50% of the  voting  power of the  corporation  that  survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company,  or (C) any plan or proposal for the  liquidation  or  dissolution of the Company;

provided, however, that a "Change of Control" shall not be deemed to have taken place if  beneficial ownership is  acquired  (A) directly from the Company, other than an acquisition by virtue of the exercise or  conversion  of  another  security  unless  the security so converted or exercised was itself  acquired  directly from the  Company,  or (B) by, or a tender or  exchange  offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other  employee  benefit plan sponsored or maintained  by the Company;  or any trustee of or fiduciary  with respect to any such plan when acting in such capacity.

(b)
In the event of a "Change of Control" as defined in Section 8(a) above, awards granted under this Plan shall be subject to the following provisions, unless the provisions of this Section 8 are suspended or terminated by the Board prior to the occurrence of such a "Change of Control":

(i)
all outstanding  Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise  exercisable  at such time,  and any such Stock  Option shall  remain  exercisable  in full  thereafter  until it expires pursuant to its terms; and

(ii)	all restrictions and deferral limitations contained in Restricted Stock awards granted under the Plan shall lapse.

9.	No Rights of Shareholders

Neither an Employee nor the Employee's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any Option, in whole or in part, unless and until certificates for such Shares shall have been issued.

10.	Plan Amendments

The plan may be amended by the Board as it shall deem advisable or to conform, to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders: (i) increase the aggregate number of Shares available for Options except as permitted by Section 7; (ii) materially increase the benefits accruing to participants under this Plan; (iii) extend the maximum period during which an Option may be exercised; or (iv) change the Plan's eligibility requirements.  Any discrepancy between the Board and any Committee regarding this Plan shall be decided in any manner directed by the Board.

11.	Term of Plan

The Plan became effective upon its approval by the Company’s majority shareholders on _______________, 2009.  No Options shall be granted under the Plan after the date which is ten years after the date on which the Plan was approved by the Company shareholders.

PROXY CARD

PREMIER ALLIANCE GROUP, INC.

2009 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints each of Mark S. Elliott and Robert N. Yearwood as proxies, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.001 per share, of Premier Alliance Group, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of shareholders to be held on 1:00 p.m. Eastern Daylight Time on May 29, 2009, at the company’s offices at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this proxy card will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR proposals 1, 2 and 3. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSALS 1, 2 AND 3

1. Election of the following director nominees to serve for the following year and until their successors are elected:

Nominees are:   Gregory C. Morris, Mark S. Elliott, Kevin J. Hasenfus, and Robert N. Yearwood.

WITHHELD FOR
THE FOLLOWING ONLY:
(WRITE THE NAME(S) OF
FOR ALL NOMINEES	WITHHOLD AUTHORITY	THE NOMINEE(S) IN THE
LISTED ABOVE	FOR ALL NOMINEES	SPACE BELOW)
☐	☐

2. Approval of the 2008 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3. Ratification of the selection of Scharf Pera & Co. PLLC as our independent auditors for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Mark here if your address has changed and provide us with your new address in the space provided to the right:

New Address:

Dated: ___________________________, 2009

Signature(s) of Stockholder(s)

Title

Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly,  each shareholder named should sign.